Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 26, 2015, is entered into by and among ORBCOMM INC., a Delaware corporation (the “Borrower”), each Guarantor party hereto, the Lenders party hereto, and MACQUARIE CAF LLC, as Administrative Agent.

RECITALS

A.The Borrower, the several lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to the Credit Agreement, dated as of September 30, 2014 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available a term B loan facility and a revolving credit facility to the Borrower. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement as amended by this First Amendment.

B.The Borrower has requested that the Required Lenders amend the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Amendments to CREDIT AGREEMENT

1.1Amendments to the Credit Agreement.  Effective upon the First Amendment Effective Date (as hereinafter defined) the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended and restated in full to read as follows:

“Change of Control” means an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 35% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower.

ARTICLE II

conditions OF EFFECTIVENESS

The amendments set forth in Section 1.1 shall become effective as of the date (the “First Amendment Effective Date”) when, and only when, the Administrative Agent shall have received an executed counterpart of this First Amendment from the Borrower, the Guarantors party hereto and the Required Lenders.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Loan Party hereby represents and warrants, on and as of the First Amendment Effective Date, that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents qualified as to materiality are true and correct and those not so qualified are true and correct in all material respects, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified), in each case only on and as of such specific date), (ii) this First Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against it in accordance with its terms, and (iii) no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment and the amendments contemplated hereby.

ARTICLE IV

ACKNOWLEDGEMENT AND conFIRMATION

Each party to this First Amendment hereby confirms and agrees that, after giving effect to this First Amendment and the amendments contemplated hereby, and except as expressly modified hereby, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against such party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect.  Without limiting the generality of the foregoing, each of the Guaranty and the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

ARTICLE V

MISCELLANEOUS

5.1Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

5.2Loan Document.  As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment.  Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby.  This First Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein.  This First Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.3Expenses.  The Credit Parties shall (i) pay all reasonable fees and expenses of counsel to the Administrative Agent and (ii) reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment.

5.4Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.5Successors and Assigns.  This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6Construction.  The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7Counterparts; Integration.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

ORBCOMM INC., as Borrower

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM LLC., as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM LICENSE CORP., as Guarantor

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM AIS LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM TERRESTRIAL LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

STARTRAK INFORMATION TECHNOLOGIES, LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

STARTRAK LOGISTICS MANAGEMENT SOLUTIONS, LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM INDIA LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM CHINA LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM CIS LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM AFRICA LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

ORBCOMM SOUTH AFRICA GATEWAY COMPANY LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM CENTRAL AMERICA HOLDINGS LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM INTERNATIONAL HOLDINGS LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM INTERNATIONAL HOLDINGS 1 LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM INTERNATIONAL HOLDINGS 2 LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

ORBCOMM INTERNATIONAL HOLDINGS 3 LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

GLOBALTRAK, LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

MOBILENET, LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

ORBCOMM SENS, LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

AMERISCAN, INC., as Guarantor

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

INSYNC SOFTWARE, INC., as Guarantor

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

RIDGELEY HOLDINGS, LLC, as Guarantor

By:	ORBCOMM INC., its sole member

By:	/s/ Marc Eisenberg
Name:	Marc Eisenberg
Title:	Chief Executive Officer

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT

MACQUARIE CAF LLC, as the Administrative Agent and a Lender

By:	/s/ David Prince
Name:	David Prince
Title:	Authorized Signatory

By:	/s/ Althea Hennedige
Name:	Althea Hennedige
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT TO CREDIT AGREEMENT